UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

(Rule 14c-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act

of 1934 (Amendment No. ____)

Check the appropriate box:

[_]	Preliminary Information Statement
[_]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]	Definitive Information Statement

NOGAL ENERGY, INC.

(Name of Registrant as Specified in Its Charter)

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[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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PRELIMINARY COPY — SUBJECT TO COMPLETION

NOTICE OF ACTION BY WRITTEN CONSENT

OF THE MAJORITY STOCKHOLDERS OF

AND

INFORMATION STATEMENT FOR

NOGAL ENERGY, INC.

1610 Woodstead Court, Suite 330

The Woodlands, Texas 77380

TO BE EFFECTIVE ON February 17, 2014

DATE FIRST MAILED TO STOCKHOLDERS: January 28, 2014

RE: Notice of Action by Written Consent of Stockholders in Lieu of a Special Meeting

Dear Stockholder:

We hereby give you notice of, and the accompanying information statement is being distributed in connection with, an action by written consent of the majority stockholders of Nogal Energy, Inc., a Nevada corporation (“Nogal,” “we,” “us,” “our” or the “Company”), taken on December 20, 2013.

The matter upon which action by written consent of the majority stockholders of Nogal (the “Proposal”) was taken is:

(1)	Amendment of our Articles of Incorporation to provide for a change of the Company’s name to Novamex Energy Inc., as reflected in Annex A to this information statement.

The name change was approved by the written consent of the majority stockholders of Nogal on December 20, 2013. However, pursuant to applicable securities laws this corporate action will not be effected until at least 20 days after the information statement has first been sent to our stockholders who did not previously consent to the name change. Please review the information statement for a more complete description of these matters.

Under the Nevada Revised Statutes, stockholder action may be taken by written consent without a meeting of stockholders. The written consent of the holders of a majority of our outstanding common stock is sufficient under the Nevada Revised Statutes and our Articles of Incorporation and bylaws to approve the action described above. Accordingly, the action described above will not be submitted to you and our other stockholders for a vote. This letter and the accompanying information statement are intended to notify you of the aforementioned stockholder action in accordance with applicable Securities and Exchange Commission (the “SEC”) rules as a result of the registration of our common stock with the SEC. Pursuant to applicable SEC rules, this corporate action will be effective 20 calendar days after the date of the initial mailing of the accompanying information statement, or on or about February 17, 2014.

An information statement containing a detailed description of the matter adopted by written consent in lieu of a special meeting of stockholders accompanies this notice. You are urged to read the information statement in its entirety for a description of the action taken by the holders of a majority of the voting power of the Company. HOWEVER, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. We are only furnishing you an information statement as a matter of regulatory compliance with the SEC rules. No action is required of you. The Company will mail this information statement to stockholders on or about January 28, 2014.

By order of the Board of Directors,

Stephen Bargo
Director

The Woodlands, Texas

January 28, 2014

TABLE OF CONTENTS

INFORMATION STATEMENT

CORPORATE ACTION TAKEN

QUESTIONS AND ANSWERS

PROPOSAL 1 – APPROVAL OF THE AMENDMENT OF OUR ARTICLES OF INCORPORATION TO CHANGE THE NAME OF OUR COMPANY

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

CHANGE OF CONTROL

HOUSEHOLDING OF MATERIALS

WHERE TO FIND ADDITIONAL INFORMATION

NOGAL ENERGY, INC.

1610 Woodstead Court, Suite 330

The Woodlands, Texas 77380

INFORMATION STATEMENT

CORPORATE ACTION TAKEN

Approval by Our Board of Directors

Our Board of Directors has determined that the Proposal is advisable and in our best interests. On December 20, 2013, our Board of Directors approved the Proposal, subject to stockholder approval.

Action by Written Consent

On December 20, 2013, stockholders owning a majority of the voting capital stock of the Company delivered to the Company an executed written consent of stockholders approving the Proposal (the “Written Consent”), in accordance with Section 78.320 of the Nevada Revised Statutes. Our Board of Directors has fixed 5:00 p.m. CST on December 20, 2013 (the “Record Date”) as the record date for the determination of holders of the Company’s Common Stock entitled to notice of the action by written consent. As of the Record Date, such stockholders who executed the Written Consent beneficially owned approximately 99% of the Company’s issued and outstanding Common Stock, representing a majority of the outstanding shares of voting capital stock.

ACTION BY WRITTEN CONSENT; NO VOTE REQUIRED

As the Proposal has been duly authorized and approved by the written consent of the holders of at least a majority of our issued and outstanding voting securities, we are not seeking any consent, authorization or proxy from you. Section 78.320 of the Nevada Revised Statutes provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for a meeting. Approval by at least a majority of the outstanding voting power of our shares of common stock present and voting on the matter at a meeting would be required to approve the Proposal, which approval has been duly secured by written consent executed and delivered to senior executives of the Company.

As of the Record Date, there were issued and outstanding 16,834,415 shares of Common Stock, entitled to one vote per share. On December 20, 2013, the stockholders who executed the Written Consent beneficially owned approximately 89% of the Company’s issued and outstanding Common Stock. Accordingly, the Written Consent pursuant to Section 78.320 of the Nevada Revised Statutes and delivered to us is sufficient to approve the Proposal and no further stockholder vote or other action is required.

The Nevada Revised Statutes do not provide for dissenters’ rights of appraisal in connection with the Proposal.

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QUESTIONS AND ANSWERS

Q:	Why did I receive the information statement?

A:	We sent you the information statement as a matter of regulatory compliance with SEC rules, to inform you of the actions taken by the holders of a majority of the Company’s outstanding Common Stock by written consent in lieu of a special meeting.

Q:	Who sent me this information statement?

A:	The information statement was sent to you and paid for by the Company.

Q:	When was this information statement mailed or made available to stockholders?

A:	This information statement was first mailed or made available to stockholders on or about January 28, 2014.

Q:	What is an action taken by written consent?

A:	Pursuant to Nevada law, any action required to be taken at an annual or special meeting may be taken without a meeting, without prior notice and without a vote, if a consent in writing is signed by the holders of the outstanding stock having more than the minimum number of votes necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voted.

Q:	Why was there no special meeting?

A:	Because Nevada law allows action to be taken by written consent in lieu of a special meeting, and holders of a majority of our outstanding shares of Common Stock acted by written consent, a special meeting was not necessary.

Q:	What actions were taken by written consent in lieu of a special meeting?

A:	The holders of a majority of our outstanding Common Stock executed a written consent approving the Proposal, related to amendment of the Company’s Articles of Incorporation, to change the name of the Company to Novamex Energy Inc.

Q:	Do I need to vote on these matters?

A:	No. Since holders of a majority of our Common Stock have already executed a written consent in lieu of a special meeting, your vote is not necessary.

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Q:	How many votes were required to approve the Proposal?

A:	The approval and adoption of the action taken by written consent in lieu of a special meeting requires the consent of the holders of a majority of the voting power of the Company’s Common Stock.

Q:	How many shares were voted for the actions?

A:	The record date for the action taken by written consent is December 20, 2013. We had 16,834,415 shares of Common Stock, entitled to one vote per share on the record date. The holders of approximately 89% of the Company’s issued and outstanding Common Stock, representing approximately 89% of the voting power of the Company’s Common Stock entitled to vote on December 20, 2013, executed a written consent in lieu of a special meeting. The written consent of the holders of a majority of the voting power of the Company’s Common Stock will be sufficient under the Nevada Revised Statutes and our Articles of incorporation and bylaws to approve the action described above.

Q:	When will the corporate action be effected?

A:

Pursuant to applicable SEC rules, the earliest date on which this corporate action may be effected is 20 calendar days after the date of the initial mailing of this information statement. Accordingly, we anticipate the action taken by written consent to be effective on or about February 17, 2014.

Q:	Am I entitled to dissenter’s rights?

A:	No.

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PROPOSAL 1 – APPROVAL OF THE AMENDMENT OF OUR ARTICLES OF INCORPORATION TO CHANGE THE NAME OF OUR COMPANY

We are amending our Articles of Incorporation to change our Company’s name from Nogal Energy, Inc. to Novamex Energy Inc.

Our Board of Directors has authorized the change in our Company’s name to Novamex Energy Inc. to better reflect the Company’s primary focus of its business operations, to be located in Mexico.

The voting and other rights that accompany our securities will not be affected by the change in our corporate name. Our stock symbol -- which is currently “NGLE” -- will not change as a result of our name change. However, our CUSIP number will change as a result of our name change. Stockholders may, but need not, exchange their certificates to reflect the change in corporate name. Your existing certificate will continue to represent shares of our common stock as if our name had not changed. Our transfer agent will issue stock certificates with our new name as stock certificates are sent in upon transfers of shares by our existing stockholders.

We intend to file the Amended Articles of Incorporation with the Secretary of the State of Nevada promptly after the twentieth day after the date this information statement has been sent to stockholders. With the approval of our majority stockholders, the Amended Articles of Incorporation will become effective upon filing with the Secretary of State of Nevada.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information with respect to the beneficial ownership, as of December 20, 2013, of the Company’s Common Stock, which is the Company’s only outstanding class of voting securities, and the voting power resulting from such beneficial ownership, by

•	each stockholder known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock;
•	each director of the Company;
•	each executive officer of the Company; and
•	all directors and executive officers of the Company as a group

(See Next Page)

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Amount and Nature of Beneficial Ownership (1) Common Stock and Voting Power
Beneficial Owner (1)	Shares	Percent of Total Outstanding Shares

Excellere Capital Group LLC (2)	15,000,000	89%

Stephen Bargo, Director, Chief Executive Officer (3)	--	--

All Executive Officers and Directors as a Group (1 person)	--	--

_________________________

(1)   Each beneficial owner has sole voting and investment power with respect to all shares attributable to that owner.

(2)   The address for such beneficial owner is 3102 Maple Avenue, Suite 450, Dallas, Texas 75201.

(3)   The address for such beneficial owner is 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380.

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CHANGE OF CONTROL

On August 9, 2013, Excellere Capital Group LLC acquired 15,000,000 shares of the Company’s common stock from the Company, representing approximately 89% of the outstanding shares of the Company’s common stock and approximately 89% of the outstanding voting power. As described in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on July 1, 2013, such issuance to Excellere Capital Group LLC was in consideration of Excellere’s agreement to do the following:

•	provide management and other staffing to the Company;

•	engage professional advisors and provide interim financing to bring the Company’s regulatory filings current; and

•	explore financing and acquisition opportunities for the Company.

The issuance of shares of the Company’s common stock to Excellere Capital Group LLC has resulted in a change of control of the Company.

HOUSEHOLDING OF MATERIALS

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” information statements. This means that only one copy of this Notice of Action by Written Consent of Stockholders and Information Statement may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of an information statement either now or in the future, please contact your bank, broker or other nominee. Upon written or oral request to the Company, whose executive offices are located at 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380, we will provide a separate copy of the Information Statement.

WHERE TO FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and in accordance therewith, we file annual, quarterly and current reports and other information with the SEC. This information can be inspected and copied at the Public Reference Room at the SEC’s office at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Such information may also be accessed electronically by means of the SEC’s home page on the internet at http://www.sec.gov. We are an electronic filer, and the SEC maintains an Internet site at http://www.sec.gov that contains the reports and other information we file electronically. We make available free of charge, our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. The information provided on or accessible through our website is not part of this information statement.

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ANNEX A

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: Nogal Energy, Inc.

2. The articles have been amended as follows:

Article I is amended in its entirety to read as follows:

The name of the corporation is Novamex Energy Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 89%.

4. Effective date and time of filing: (optional) _______________

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X_________________________

Signature of Officer